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                          [FOLEY & LARDNER LETTERHEAD]


                                                                 EXHIBIT i(1)(k)




                                   CONSENT OF
                                 FOLEY & LARDNER

          We hereby consent to the reference to our firm under the caption "Counsel to the Trust" in the statement of additional information contained in Post-Effective Amendment No. 25 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).


                                                     /s/ Foley & Lardner
                                                     FOLEY & LARDNER


Washington D.C.
April 24, 2003